SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event reported):

                                  May 14, 2001

                           Newmont Mining Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------


          Delaware                      1-1153                 13-2526632
----------------------------   ------------------------  -----------------------
(State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
       of Incorporation)                                 Identification  Number)

--------------------------------------------------------------------------------
                   1700 Lincoln Street, Denver, Colorado 80203
--------------------------------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (303) 863-7414
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

          In connection with the public offering by Newmont Mining Corporation (the "Company") of its 8 5/8% Notes due 2011 (the "Notes"), pursuant to its Registration Statements on Form S-3 (File Nos. 33-54249, 333-59141 and 333-82671), the Company hereby files the materials listed in Item 7 below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         1.1      Underwriting  Agreement, dated  May 9, 2001,  relating to the
                  Notes.

         4.1 Indenture, dated as of May 1, 2001, between the Company and Citibank N.A., relating to the Notes.

         4.2      Form of 8 5/8% Note due 2011.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NEWMONT MINING CORPORATION



                                       By:  /s/ Bruce D. Hansen
                                       -----------------------------------------
                                       Name:   Bruce D. Hansen
                                       Title:  Senior Vice President and Chief
                                               Financial Officer

Dated:  May 14, 2001